                                                                      EXHIBIT 99


                              SUBJECT TO REVISION
                    SERIES TERM SHEET DATED NOVEMBER 4, 1998


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 1998-7
                     $750,000,000 __% CLASS A CERTIFICATES
                      $39,474,000 __% CLASS B CERTIFICATES

                            GREENWOOD TRUST COMPANY
                      MASTER SERVICER, SERVICER AND SELLER

     THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST
I. THE CERTIFICATES ARE NOT OBLIGATIONS OF GREENWOOD TRUST COMPANY OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

     THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

     WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL
PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. GREENWOOD MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. GREENWOOD WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR GREENWOOD AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND GREENWOOD.


MORGAN STANLEY DEAN WITTER

       ABN AMRO INCORPORATED

                FIRST CHICAGO CAPITAL MARKETS, INC.

                        NATIONSBANC MONTGOMERY SECURITIES LLC

                               SG COWEN


     THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 1998-7 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES.........................  Discover Card Master Trust I,
                                              Series 1998-7 __% Class A Credit
                                              Card Pass-Through Certificates and
                                              Discover Card Master Trust I,
                                              Series 1998-7 __% Class B Credit
                                              Card Pass-Through Certificates.

INTEREST RATE...............................  Class A Certificates:  _____% per
                                              year.

                                              Class B Certificates:  _____% per
                                              year.

                                              The Trustee will calculate
                                              interest on the Certificates on
                                              the basis of the actual number of
                                              days elapsed and a 360-day year of
                                              twelve 30-day months.

INTEREST PAYMENT DATES......................  The 15th day of each May and
                                              November (or the next business
                                              day), beginning in May 1999, and
                                              at maturity for the Class B
                                              Certificates.

EXPECTED MATURITY DATES.....................  Class A Certificates:  November
                                              15, 2003 (or the next business
                                              day).  If an Amortization Event
                                              occurs, the Trust will pay
                                              principal monthly and the final
                                              principal payment may be made
                                              before or after November 15, 2003.

                                              Class B Certificates: December 15,
                                              2003 (or the next business day).
                                              If an Amortization Event occurs,
                                              the Trust will pay principal
                                              monthly and the final payment of
                                              principal may be made either
                                              before or after December 15, 2003.
                                              The Trust must generally pay all
                                              Class A principal before it pays
                                              any Class B principal.

                                              An "Amortization Event" is an
                                              event that will cause the Trust to
                                              begin repaying principal on a
                                              monthly basis.


SERIES TERMINATION DATE.....................  The first business day following
                                              May 15, 2006 (or, if May 15, 2006
                                              is not a business day, the second
                                              business day following May 15,
                                              2006).  The Series Termination
                                              Date is the last day on which the
                                              Trust will pay principal on the
                                              Certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT)................  The Class B Certificates are
                                              subordinated to the Class A
                                              Certificates, up to a specified
                                              dollar amount, known as the
                                              "Available Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT...............  Initially $67,105,290, which may be reduced, reinstated or
                                              increased from time to time.  The
                                              Available Subordinated Amount will
                                              increase by $39,473,700 after an
                                              Effective Alternative Credit
                                              Support Election.

                                              "Effective Alternative Credit
                                              Support Election" will mean an
                                              effective election made by
                                              Greenwood to change the way in
                                              which the Trust allocates finance
                                              charge collections to this Series.
                                              To make this election,

                                              Greenwood must deposit additional
                                              funds into the cash collateral
                                              account discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT)................  Greenwood will arrange to have a cash collateral account
                                              established and funded for the
                                              direct benefit of the Class B
                                              investors (the "Credit Enhancement
                                              Account").The Trustee may withdraw
                                              funds from this account to
                                              reimburse the Class B investors
                                              for amounts that would otherwise
                                              reduce their interest in the Trust
                                              or affect their interest payments.

                                              Greenwood will deposit $31,578,960
                                              in the Credit Enhancement Account
                                              on the date the Certificates are
                                              issued. This amount may decrease
                                              or increase on future Distribution
                                              Dates. A "Distribution Date" is
                                              the 15th calendar day of each
                                              month (or the next business day),
                                              beginning in December 1998.

                                              The maximum amount of Credit
                                              Enhancement as of any Distribution
                                              Date will be:

                                              Before either an Effective
                                              Alternative Credit Support
                                              Election or a Supplemental Credit
                                              Enhancement Event:

                                              -   4.0% of the Series Investor
                                                  Interest as of the end of the
                                                  preceding month (but not less
                                                  than $7,894,740); or

                                              Before an Effective Alternative
                                              Credit Support Election but after
                                              a Supplemental Credit Enhancement
                                              Event:

                                              -   5.0% of the Series Investor
                                                  Interest as of the end of the
                                                  preceding month (but not less
                                                  than $7,894,740); or

                                              After an Effective Alternative
                                              Credit Support Election

                                              -   8.5% of the Series Investor
                                                  Interest as of the end of the
                                                  preceding month (but not less
                                                  than $7,894,740).

                                              However, if an Amortization Event
                                              has occurred, the maximum amount
                                              of Credit Enhancement will be the
                                              amount on deposit in the Credit
                                              Enhancement Account on the
                                              Distribution Date immediately
                                              before the Amortization Event
                                              occurred.

                                              A "Supplemental Credit Enhancement
                                              Event" will occur the first time
                                              Standard & Poor's Ratings Services
                                              withdraws the long-term debt or
                                              deposit rating of Greenwood (or an
                                              additional seller, if any) or
                                              reduces this rating below BBB -.

                                              "Series Investor Interest" will
                                              mean $789,474,000 minus

                                              -   the amount of principal
                                                  collections on deposit
                                                  for the benefit of investors
                                                  in this Series (after giving
                                                  effect to losses of principal
                                                  on investments of these
                                                  funds),

                                              -   the aggregate amount of
                                                  principal previously paid to
                                                  investors in this Series, and
                                              -   the aggregate amount of
                                                  investor losses resulting from
                                                  accounts in which the
                                                  receivables have been
                                                  charged-off as uncollectible
                                                  (after giving effect to all
                                                  provisions in the Series
                                                  Supplement to reimburse these
                                                  charged-off amounts).

THE RECEIVABLES........................       The receivables in the Accounts
                                              included in the Trust as of
                                              October 1, 1998 totaled
                                              $24,021,453,838.82.  Greenwood has
                                              no reason to believe that the
                                              amount of  receivables in the
                                              Accounts on November 1, 1998,
                                              which may be different because of
                                              Account activity after October 1,
                                              1998, will be materially different
                                              from this amount.

GROUP EXCESS SPREAD....................       The Certificates initially will be
                                              included in the "Group One" group
                                              of series.  The three-month
                                              rolling average Group Excess
                                              Spread Percentage (as defined
                                              below) was 4.49% for the
                                              Distribution Date in October 1998.

                                              "Group Excess Spread Percentage"
                                              for any Distribution Date is a
                                              percentage calculated by
                                              multiplying:

                                              -   twelve, by

                                              -   an amount for all series in
                                                  Group One equal to
                                                  -   the total amount of
                                                      finance charge
                                                      collections, investment
                                                      income and other
                                                      collections allocable to
                                                      each series for the prior
                                                      calendar month, minus
                                                  -   the total amount of
                                                      interest and certain fees
                                                      payable for each series
                                                      and the amount of
                                                      receivables allocable to
                                                      each series that have been
                                                      charged off as
                                                      uncollectible for the
                                                      prior calendar month;

                                              and then dividing the product by
                                              an amount equal to the sum of all
                                              investor interests for each series
                                              in Group One (in each case for the
                                              Distribution Date).

RATING OF THE INVESTOR CERTIFICATES....       The Trust will only issue the
                                              Certificates if Standard & Poor's
                                              has rated the Class A Certificates
                                              "AAA" and the Class B Certificates
                                              at least "A" and Moody's Investors
                                              Service, Inc. has rated the Class
                                              A Certificates "Aaa" and has rated
                                              the Class B Certificates at least
                                              "A2."

ERISA CONSIDERATIONS..................        Greenwood believes that employee
                                              benefit plans subject to ERISA may
                                              acquire Class A Certificates;
                                              however, advisers to these plans
                                              should consult their own counsel.
                                              Employee benefit plans subject to
                                              ERISA may not acquire the Class B
                                              Certificates.

LISTING..............................         Greenwood expects to list the
                                              Certificates on the Luxembourg
                                              Stock Exchange to facilitate
                                              trading in non-U.S. markets.

                          COMPOSITION OF THE ACCOUNTS

     We have set forth information below about the Accounts that are part of the Trust. We provide additional information about all accounts in the Discover Card Portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

     GEOGRAPHIC DISTRIBUTION. As of October 1, 1998, the following five states had the largest receivables balances:


           STATE                               PERCENTAGE OF TOTAL RECEIVABLES
           -----                                   BALANCE IN THE ACCOUNTS
                                                   -----------------------
           California.......................                 11.4%
           Texas............................                  9.3%
           New York.........................                  6.8%
           Florida..........................                  5.9%
           Illinois.........................                  5.0%

     CREDIT LIMIT INFORMATION. As of October 1, 1998, the Accounts had the following credit limits:

                                                                    PERCENTAGE
                                                RECEIVABLES          OF TOTAL
                                                OUTSTANDING        RECEIVABLES
CREDIT LIMIT                                      (000'S)          OUTSTANDING
------------                                      -------          -----------
Less than or equal to $1,000.00.............    $   545,437              2.3%
$1,000.01 to $2,000.00......................    $ 2,713,446             11.3%
$2,000.01 to $3,000.00......................    $ 3,133,255             13.0%
Over $3,000.00..............................    $17,629,316             73.4%
                                                -----------            -----
  Total.....................................    $24,021,454            100.0%
                                                ===========            =====

     SEASONING. As of October 1, 1998, 87.4% of the Accounts were at least 24 months old. The ages of Accounts as of October 1, 1998 were distributed as follows:

                                                PERCENTAGE      PERCENTAGE
           AGE OF ACCOUNTS                      OF ACCOUNTS     OF BALANCES
           ---------------                      -----------     -----------
           Less than 12 Months..............        4.3%            2.3%
           12 to 23 Months..................        8.3%            8.0%
           24 to 35 Months..................       12.5%           12.9%
           36 Months and Greater............       74.9%           76.8%
                                                  ------          ------
                                                  100.0%          100.0%
                                                  =====           =====


     SUMMARY CURRENT DELINQUENCY INFORMATION. As of October 1, 1998, the Accounts had the following delinquency statuses:


                                                 AGGREGATE
                                                  BALANCES           PERCENTAGE
           PAYMENT STATUS                         (000'S)            OF BALANCES
           --------------                         -------            -----------
           Current.........................     $20,544,760             85.6%
           1 to 29 Days....................     $ 1,690,523              7.0%
           30 to 59 Days...................     $   651,395              2.7%
           60 to 89 Days...................     $   403,810              1.7%
           90 to 119 Days..................     $   298,236              1.2%
           120 to 149 Days.................     $   238,359              1.0%
           150 to 179 Days.................     $   194,371              0.8%
                                                -----------            -----
                                                $24,021,454            100.0%
                                                ===========            =====

                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

     GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of August 31, 1998, the following five states had the largest receivables balances:


                                       PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                             OF DISCOVER CARD PORTFOLIO
           STATE                              AS OF AUGUST 31, 1998
           -----                       ---------------------------------------
           California...............                  11.2%
           Texas....................                   9.3%
           New York.................                   6.8%
           Florida..................                   5.8%
           Illinois.................                   5.1%

     No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of August 31, 1998.


     CREDIT LIMIT INFORMATION. As of August 31, 1998, the accounts in the Discover Card portfolio had the following credit limits:

                                                                    PERCENTAGE
                                               RECEIVABLES           OF TOTAL
                                               OUTSTANDING          RECEIVABLES
     CREDIT LIMIT                                 (000'S)           OUTSTANDING
     ------------                                --------          -----------
     Less than or equal to $1,000.00........   $   626,479              2.1%
     $1,000.01 to $2,000.00.................     3,114,058             10.5%
     $2,000.01 to $3,000.00.................     3,532,451             11.9%
     Over $3,000.00.........................   $22,347,750             75.5%
                                               -----------            -----
       Total................................   $29,620,738            100.0%
                                               ===========            =====


     SEASONING. As of August 31, 1998, 87.7% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of August 31, 1998 were distributed as follows:


                                               PERCENTAGE      PERCENTAGE
           AGE OF ACCOUNTS                    OF ACCOUNTS      OF BALANCES
           ---------------                    -----------      -----------
           Less than 12 Months.....                5.2%            2.5%
           12 to 23 Months.........                7.1%            7.1%
           24 to 35 Months.........               10.7%           10.9%
           36 Months and Greater...               77.0%           79.5%
                                                 -----           -----
                                                 100.0%          100.0%
                                                 =====           =====

     SUMMARY YIELD INFORMATION. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:


                                     NINE MONTHS ENDED      ELEVEN MONTHS ENDED      TWELVE MONTHS ENDED        TWELVE MONTHS ENDED
                                      AUGUST 31, 1998        NOVEMBER 30, 1997        DECEMBER 31, 1996          DECEMBER 31, 1995
                                      ---------------        -----------------        -----------------          -----------------
Aggregate Monthly Yields (1)
    Excluding Recoveries (2)               17.96%                  18.19%                   17.72%                     16.95%
    Including Recoveries (3)               18.69%                  18.90%                   18.20%                     17.39%

          ------------------------------

          (1) Greenwood calculates the "Monthly Yield" by dividing the monthly finance charges billed by beginning monthly balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and as of March 1, 1996, overlimit fees. "Aggregate Monthly Yield" is the average of Monthly Yields annualized for each period shown.

          (2) Aggregate Monthly Yield excluding any recoveries received with respect to charged-off accounts.

          (3) Aggregate Monthly Yield including recoveries received with respect to charged-off accounts. Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.

     SUMMARY CURRENT DELINQUENCY INFORMATION. As of August 31, 1998, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                                   AGGREGATE
                                                    BALANCES         PERCENTAGE
          PAYMENT STATUS                             (000'S)        OF BALANCES
          --------------                              ------        -----------
          Current..............................   $ 25,541,828         86.1%
          1 to 29 Days.........................   $  1,972,636          6.7%
          30 to 59 Days........................   $    759,874          2.6%
          60 to 89 Days........................   $    468,271          1.6%
          90 to 119 Days.......................   $    349,245          1.2%
          120 to 149 Days......................   $    271,577          0.9%
          150 to 179 Days......................   $    257,307          0.9%
                                                  ------------        -----
                                                  $ 29,620,738        100.0%
                                                  ============        =====

     SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:


                   AVERAGE OF NINE MONTHS       AVERAGE OF ELEVEN MONTHS      AVERAGE OF TWELVE MONTHS    AVERAGE OF TWELVE MONTHS
                    ENDED AUGUST 31, 1998       ENDED NOVEMBER 30, 1997       ENDED DECEMBER 31, 1996     ENDED DECEMBER 31, 1995
                    ---------------------       -----------------------       -----------------------     -----------------------

                  DELINQUENT                   DELINQUENT                    DELINQUENT                   DELINQUENT
                    AMOUNT                       AMOUNT                        AMOUNT                       AMOUNT
                   (000'S)    PERCENTAGE(1)     (000'S)     PERCENTAGE (1)     (000'S)   PERCENTAGE (1)    (000'S)    PERCENTAGE(1)
                   -------    -------------     -------     --------------     -------   --------------    -------    -------------

30-59 Days....   $  769,608      2.6%         $  743,464        2.6%        $  680,645      2.7%        $  568,382       2.6%

60-89 Days....   $  449,045      1.5%         $  432,410        1.5%        $  361,992      1.4%        $  276,821       1.3%

90-179 Days...   $  848,369      2.8%         $  803,204        2.8%        $  593,661      2.3%        $  403,134       1.8%
                 ----------      ---          ----------        ----        ----------      ---         -----------      ---

  Total.......   $2,067,022      6.9%         $1,979,078        6.9%        $1,636,298      6.4%        $1,248,337       5.7%
                 ==========      ---          ==========        ====        ==========      ---         ----------       ---


         ---------------------------------

          (1) Greenwood calculates the percentages by dividing the Delinquent Amount by the Average Receivables Outstanding for each period. The "Delinquent Amount" is the average of the monthly ending balances of delinquent accounts during the periods indicated. The "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.

     SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:

                                  NINE MONTHS ENDED      ELEVEN MONTHS ENDED     TWELVE MONTHS ENDED    TWELVE MONTHS ENDED
                                   AUGUST 31, 1998        NOVEMBER 30, 1997       DECEMBER 31, 1996      DECEMBER 31, 1995
                                   ---------------        -----------------       -----------------      -----------------
                                                                   (dollars in  thousands)

Average Receivables                   $29,790,646              $28,403,076              $25,542,718             $22,031,829
Outstanding(1)...........
Gross Charge-Offs........             $ 1,651,919              $ 1,891,601              $ 1,458,450             $   923,836
Gross Charge-Offs as a
 Percentage of Average
 Receivables ............                    7.39%                    7.27%                    5.71%                   4.19%
Outstanding(2)...........


   ------------------------------

   (1) "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.

   (2) Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.


         SUMMARY PAYMENT RATE INFORMATION (1). The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

                                         NINE MONTHS ENDED     ELEVEN MONTHS ENDED     TWELVE MONTHS ENDED     TWELVE MONTHS ENDED
                                          AUGUST 31, 1998       NOVEMBER 30, 1997       DECEMBER 31, 1996       DECEMBER 31, 1995
                                          ---------------       -----------------       -----------------       -----------------
Average Monthly Payment Rate(2)....           15.34%                  14.51%                  15.24%                 16.20%
Highest Monthly Payment Rate.......           17.01%                  16.31%                  18.08%                 18.97%
Lowest Monthly Payment Rate........           13.90%                  12.41%                  13.33%                 13.67%

-----------------------

    (1) Greenwood calculates the "Monthly Payment Rate" by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month.

    (2) Greenwood calculates the "Average Monthly Payment Rate" for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period.